UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period:  June 30, 2021

Item 1. Reports to Stockholders.

(a)	[Insert full text of semi-annual or annual report here]

TorrayResolute Small/Mid Cap Growth Fund

Investor Class Shares – TRSDX
Institutional Class Shares – TRSMX

Semi-Annual Report

funds.torrayresolute.com	June 30, 2021

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Management Discussion and Analysis (Unaudited)

Portfolio Commentary

The TorrayResolute Small/Mid Cap Growth Fund’s Institutional Class and Investor Class gained 4.88% and 4.76%, respectively for the first half of the year.  By comparison, the benchmark Russell 2500 Growth Index gained 8.67% for the period, while the Russell 2500 Index returned 16.97%.  Underperformance for the period was a result of moderate relative returns from the Fund’s Information Technology holdings and an underweight position in the Consumer Discretionary sector.  Industrials and Health Care were the largest sector contributors, while Financials and Consumer Staples were sector detractors.  At the security level, top contributors included AMN Healthcare Services (AMN), Zebra Technologies (ZBRA) and Pool Corp. (POOL).  The largest detractors were CyberArk Software (CYBR), Myovant Sciences (MYOV), and Teladoc Health (TDOC).  The portfolio ended the period with 30 holdings and 3.51% cash.

Market Overview

During the first half of the year, a more balanced view of the economic recovery, interest rates and inflation helped lift equities to record levels.  The S&P 500 achieved its fifth consecutive quarterly advance at the close of the second quarter, 27% above the pre-pandemic highs of February 2020, and 92% above the March 2020 lows.  If there ever was a case against market timing, the past 18 months may be among the best.  While there is almost nothing typical about the Covid market cycle and it is far too early to conclude that its impact is behind us, it is clear we are on a path where the fundamental building blocks of corporate profits, interest rates and valuation are returning to center stage.  With a continued earnings recovery and moderate interest rates, we expect equity investors will be rewarded for their patience and discipline.

If there ever was a case against market timing, the past 18 months may be among the best.

Outlook

With perspective in short supply due to the unique nature of the pandemic and unprecedented central bank actions, markets remain fickle, frequently changing course from one narrative to the next.  Rotations between growth and value, large cap and small, domestic and international, occur far more frequently than underlying fundamentals.  Beyond the noise, we believe the backdrop remains positive, perhaps even routine.  During the first half of the year, the S&P 500 mirrored the rise in earnings estimates, both advancing approximately 15%.  Interest rates remained range-bound, the employment picture improved and the Fed’s notion that elevated inflation will be temporary remained somewhat of a defensible view.  Our strategy remains consistent in maintaining a focus on durable growth, reasonable valuations and effective diversification rather than attempting to time short-term market cycles.

Finally, with heartfelt sadness, we note the passing of our firm’s founder and our friend, Robert E. Torray, on May 10th at 84 years old.  He was an extraordinarily generous man whose passion and humor brought a smile to all he met.  It was a privilege to work with him and he will be greatly missed.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Management Discussion and Analysis (Unaudited) – Continued

As ever, we appreciate your interest and trust.

Nicholas C. Haffenreffer
July 21, 2021

Top Contributors & Detractors – 1H 2021				Top 10 Holdings – June 30, 2021
		% Avg.	%		% of
Security	Sector	Weight	Contribution	Security	Holdings
AMN Healthcare Services	Health Care	3.1	+1.2	Pool	4.5
Zebra Technologies	Info Tech	3.7	+1.2	SBA Communications – REIT	4.2
Pool	Cons Disc	4.3	+1.0	Halozyme Therapeutics	3.9
Omnicell	Health Care	3.9	+0.9	Zebra Technologies	3.9
Hexcel	Industrials	2.9	+0.8	Copart	3.8
CyberArk Software	Info Tech	2.1	-0.7	Aspen Technology	3.7
Myovant Sciences	Health Care	3.0	-0.6	ANSYS	3.7
Teladoc Health	Health Care	3.6	-0.6	Omnicell	3.6
Rocket Pharmaceuticals	Health Care	3.2	-0.5	Verra Mobility	3.5
Sapiens International	Info Tech	3.7	-0.5	AMN Healthcare Services	3.5
				Percentage of total portfolio	38.3

Holdings are subject to change and are not recommendations to buy or sell a security. To obtain information about the calculation methodology used to select the largest contributors to and detractors from performance or to obtain a list showing every holding’s contribution to performance during the measurement period, contact bscalise@torray.com.

Activity Summary for the Period

Buys (2):
Dynatrace (DT) | Information Technology
With approximately $700 million in sales over the last fiscal year, Massachusetts-based Dynatrace is an enterprise software company helping businesses manage their technology assets with automation and artificial intelligence tools.  As workloads move to the cloud, demand for these services has produced rapid top line growth at Dynatrace.  We expect this growth to accelerate over the next several years as cloud integration proliferates across many industries.  With approximately 95% recurring revenues, we also expect margin and profit growth to exceed topline growth in coming years.

Blueprint Medicines (BPMC) | Health Care
Founded in 2008 and headquartered in Cambridge, Massachusetts, Blueprint is a commercial stage precision therapy company focused on gnomically defined cancers. The company currently has two therapies on the market, a strong pipeline and is well capitalized. Following significant clinical advances in 2020, we believe Blueprint’s discovery platform and therapeutic portfolio demonstrate the value and potential of precision medicine in the treatment of cancer.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Management Discussion and Analysis (Unaudited) – Continued

Sales (1):

CyberArk Software (CYBR) | Information Technology
Shares of Israel-based identity management software provider CyberArk were sold as the business failed to demonstrate the operating leverage we expect from software companies.

Disclosures:
This commentary is for informational purposes only and should not be viewed as a recommendation to buy or sell any security.  Investors should seek financial advice regarding the appropriateness of investing in any securities or investment strategies discussed in this documentation and should understand that statements regarding future prospects may not be realized. Investors should note that income from such securities may fluctuate and that each security’s price or value may rise or fall. Accordingly, investors may receive back less than originally invested. There is no guarantee that the views expressed will come to pass.

The returns quoted represent past performance and do not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher. Returns for the most recent quarter end are available at funds.torray.com/fund-performance/. Please call 844-406-4960 to obtain performance data as of the most recent month end.

For comparison purposes, the strategy is measured against the Russell 2500 Index and the Russell 2500 Growth Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 2500™ Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 Index companies with higher growth earning potential. The volatility of the index may be materially different from that of the strategy due to varying degrees of diversification and other factors. Index returns do not reflect the deduction of any fees. You cannot invest directly in an index.

The S&P 500 Index measures the value of stocks of the 500 largest corporations by market capitalization listed on the New York Stock Exchange or Nasdaq Composite.

Earnings per share is the portion of a company’s profit allocated to each outstanding share of common stock.  Earnings Growth is not a measure of the Fund’s future performance.

Diversification does not assure a profit or protect against loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell and security.  Please see the Schedule of Investments in this report for a complete list of fund holdings.

Must be accompanied or preceded by a Prospectus.

Mutual Fund investing involves risk. Principal loss is possible. The fund’s investment in securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of larger, more established companies. The Fund may have a relatively high percentage of assets in a single or small number of issuers, which may result in increased volatility. Foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The Fund has limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Shares of the TorrayResolute Small/Mid Cap Growth Fund are distributed by Quasar Distributors, LLC.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 844-406-4960. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of June 30, 2021

	1-Year	3-Year	5-Year	Since Inception(1)
Investor Class	37.54%	18.18%	16.77%	12.39%
Institutional Class	37.87%	18.47%	17.02%	12.67%
Russell 2500 Growth Index(2)	49.63%	20.15%	20.68%	15.53%
Russell 2500 Index(3)	57.79%	15.24%	16.35%	12.53%

(1)	January 1, 2015.
(2)
The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. You cannot invest directly in an index.

(3)
The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. You cannot invest directly in an index.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

The following is expense information for the TorrayResolute Small/Mid Cap Growth Fund as disclosed in the Fund’s most recent prospectus dated April 30, 2021:

Investor Class Gross Expense Ratio – 3.21%	Net Expense Ratio – 1.26%
Institutional Class Gross Expense Ratio – 2.96%	Net Expense Ratio – 1.01%

Torray LLC (the “Adviser”) has contractually agreed to waive its management fees and pay Fund expenses in order to ensure that Total Annual Fund Operating Expenses (excluding Rule 12b-1 fees, shareholder servicing plan fees, acquired fund fees and expenses, leverage/borrowing interest (including interest incurred in connection with bank and custody overdrafts), interest expense, dividends paid on short sales, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.00% of the average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is in effect and cannot be terminated through April 30, 2026.

The actual net expense ratio applicable to investors, as disclosed in the Financial Highlights for the period ended June 30, 2021, was 1.25% and 1.00% for the Investor Class and Institutional Class, respectively.

Allocation of Portfolio Net Assets(1) (Unaudited)
As of June 30, 2021
(% of Net Assets)

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Expense Example (Unaudited)
June 30, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is provided for informational purposes only and is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2021 – June 30, 2021).

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. Please note that this is not the Fund’s actual return, but is used for informational purposes only to showcase how to calculate the ongoing costs associated with the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(1/1/21)	(6/30/21)	(1/1/21 to 6/30/21)
Investor Class Actual(2)	$1,000.00	$1,047.60	$6.35
Investor Class Hypothetical
(5% annual return before expenses)	1,000.00	1,018.60	6.26
Institutional Class Actual(2)	1,000.00	1,048.80	5.08
Institutional Class Hypothetical
(5% annual return before expenses)	1,000.00	1,019.84	5.01

(1)
Expenses are equal to the Fund’s annualized net expense ratio for the most recent six-month period of 1.25% and 1.00% for the Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended June 30, 2021, of 4.76% and 4.88% for the Investor Class and Institutional Class, respectively.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Schedule of Investments (Unaudited)
June 30, 2021

Description	Shares	Value
COMMON STOCKS — 96.5%

Consumer Discretionary — 4.5%
Pool	1,551	$711,382

Consumer Staples — 2.4%
Church & Dwight	4,522	385,365

Financials — 2.6%
PRA Group*	10,799	415,437

Health Care# — 34.9%
AMN Healthcare Services*	5,721	554,823
BioMarin Pharmaceutical*	4,835	403,432
Blueprint Medicines*	3,744	329,322
Catalent*	4,466	482,864
Cooper Companies	1,256	497,715
Halozyme Therapeutics*	13,690	621,663
Mettler-Toledo International*	399	552,751
Myovant Sciences*	23,330	531,224
Omnicell*	3,745	567,180
Rocket Pharmaceuticals*	10,715	474,567
Teladoc Health*	3,229	536,951
		5,552,492
Industrials — 12.4%
Copart*	4,554	600,354
Hexcel*	8,303	518,107
ICF International	4,901	430,602
RBC Bearings*	2,072	413,198
		1,962,261
Information Technology# — 35.5%
ANSYS*	1,670	579,590
Aspen Technology*	4,221	580,556
Dynatrace*	5,708	333,461
IPG Photonics*	2,085	439,456
Jack Henry & Associates	3,351	547,922
MKS Instruments	2,740	487,583
Monolithic Power Systems	1,241	463,451
Qualys*	5,450	548,761
Sapiens International	18,361	482,344
Verra Mobility*	36,562	561,958
Zebra Technologies*	1,162	615,267
		5,640,349

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Schedule of Investments (Unaudited) – Continued
June 30, 2021

Description	Shares	Value
Real Estate — 4.2%
SBA Communications — REIT	2,082	$663,533
TOTAL COMMON STOCKS
(Cost $9,024,859)		15,330,819

SHORT-TERM INVESTMENT — 3.6%
First American Government Obligations Fund, Class X, 0.03%^
(Cost $574,651)	574,651	574,651
Total Investments — 100.1%
(Cost $9,599,510)		15,905,470
Other Assets and Liabilities, Net — (0.1)%		(16,487)
Total Net Assets — 100.0%		$15,888,983

*	Non-income producing security.
#	As of June, 2021, the Fund had a significant portion of its assets invested in both the health care and information technology sectors. See Note 9 in the Notes to the Financial Statements.
^	The rate shown is the annualized seven day effective yield as of June 30, 2021.
REIT — Real Estate Investment Trust

The Global Industry Classification Standard (“GICS”®) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statement of Assets and Liabilities (Unaudited)
June 30, 2021

ASSETS:
Investments, at value
(Cost $9,599,510)	$15,905,470
Dividends and interest receivable	1,445
Receivable from adviser	9,787
Prepaid expenses	18,536
Total assets	15,935,238

LIABILITIES:
Payable for fund administration & accounting fees	16,417
Payable for audit fees	8,875
Payable for compliance fees	2,420
Payable for custody fees	604
Payable for postage & printing fees	3,646
Payable for transfer agent fees & expenses	8,642
Payable for trustee fees	4,695
Accrued other fees	69
Accrued distribution fees	887
Total liabilities	46,255

NET ASSETS	$15,888,983

NET ASSETS CONSIST OF:
Paid-in capital	$9,517,794
Total distributable earnings	6,371,189
Net Assets	$15,888,983

	Investor Class	Institutional Class
Net Assets	$1,370,034	$14,518,949
Shares issued and outstanding(1)	64,141	668,985
Net asset value, redemption price and offering price per share	$21.36	$21.70

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statement of Operations (Unaudited)
For the Six Months Ended June 30, 2021

INVESTMENT INCOME:
Interest income	$77
Dividend income	19,349
Total investment income	19,426

EXPENSES:
Investment adviser fees (See Note 4)	61,892
Fund administration & accounting fees (See Note 4)	57,002
Transfer agent fees & expenses (See Note 4)	21,080
Federal & state registration fees	18,825
Audit fees	8,878
Trustee fees (See Note 4)	8,382
Compliance fees (See Note 4)	7,421
Legal fees	4,968
Postage & printing fees	2,968
Custody fees (See Note 4)	2,896
Other fees	1,250
Insurance fees	823
Distribution fees – Investor Class (See Note 5)	1,693
Total expenses before reimbursement/waiver	198,078
Less: reimbursement/waiver from investment adviser (See Note 4)	(119,020)
Net expenses	79,058

NET INVESTMENT LOSS	(59,632)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	641,750
Net change in unrealized appreciation/depreciation on investments	142,641
Net realized and unrealized gain on investments	784,391

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$724,759

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2021	Year Ended
	(Unaudited)	December 31, 2020
OPERATIONS:
Net investment loss	$(59,632)	$(86,866)
Net realized gain on investments	641,750	672,183
Net change in unrealized appreciation/depreciation on investments	142,641	3,880,878
Net increase in net assets resulting from operations	724,759	4,466,195

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	53,538	105,000
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(118,017)	(114,076)
Decrease in net assets from Investor Class transactions	(64,479)	(9,076)
Institutional Class:
Proceeds from shares sold	26,508	479,936
Proceeds from reinvestment of distributions	—	—
Payments for shares redeemed	(337,648)	(848,508)
Decrease in net assets from Institutional Class transactions	(311,140)	(368,572)
Net decrease in net assets resulting from capital share transactions	(375,619)	(377,648)

DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions to shareholders	—	—

TOTAL INCREASE IN NET ASSETS	349,140	4,088,547

NET ASSETS:
Beginning of period	15,539,843	11,451,296
End of period	$15,888,983	$15,539,843

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months
	Ended
	June 30, 2021		Years Ended December 31:
Investor Class	(Unaudited)		2020	2019	2018	2017	2016

PER SHARE DATA:
Net asset value,
beginning of period	$20.39		$14.61	$11.25	$12.27	$10.07	$9.39

Investment operations:
Net investment loss	(0.11)		(0.15)	(0.09)	(0.08)	(0.06)	(0.03)
Net realized and unrealized
gain (loss) on investments	1.08		5.93	3.45	(0.94)	2.26	0.71
Total from
investment operations	0.97		5.78	3.36	(1.02)	2.20	0.68

Less distributions from:
Net investment income	—		—	—	—	—	—
Net capital gains	—		—	—	—	—	—
Total distributions	—		—	—	—	—	—
Net asset value, end of period	$21.36		$20.39	$14.61	$11.25	$12.27	$10.07

TOTAL RETURN	4.76	%(1)	39.56%	29.87%	-8.31%	21.85%	7.24%

SUPPLEMENTAL DATA
AND RATIOS:
Net assets, at end of period (000’s)	$1,370		$1,371	$985	$836	$851	$40

Ratio of expenses to
average net assets:
Before expense
reimbursement/waiver	2.79	%(2)	3.20%	4.11%	3.51%	6.62%	2.15%
After expense
reimbursement/waiver	1.25	%(2)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment loss
to average net assets:
Before expense
reimbursement/waiver	(2.54	)%(2)	(2.90)%	(3.54)%	(2.92)%	(6.23)%	(1.58)%
After expense
reimbursement/waiver	(1.00	)%(2)	(0.95)%	(0.68)%	(0.66)%	(0.86)%	(0.68)%

Portfolio turnover rate	8	%(1)	33%	53%	30%	134%	40%

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	Six Months
	Ended
	June 30, 2021		Years Ended December 31:
Institutional Class	(Unaudited)		2020	2019	2018	2017	2016

PER SHARE DATA:
Net asset value,
beginning of period	$20.69		$14.79	$11.36	$12.35	$10.13	$9.41

Investment operations:
Net investment loss	(0.08)		(0.11)	(0.04)	(0.05)	(0.04)	(0.04)
Net realized and unrealized
gain (loss) on investments	1.09		6.01	3.47	(0.94)	2.26	0.76
Total from
investment operations	1.01		5.90	3.43	(0.99)	2.22	0.72

Less distributions from:
Net investment income	—		—	—	—	—	—
Net capital gains	—		—	—	—	—	—
Total distributions	—		—	—	—	—	—
Net asset value, end of period	$21.70		$20.69	$14.79	$11.36	$12.35	$10.13

TOTAL RETURN	4.88	%(1)	39.89%	30.19%	-8.02%	21.92%	7.65%

SUPPLEMENTAL DATA
AND RATIOS:
Net assets, at end of period (000’s)	$14,519		$14,169	$10,466	$7,845	$7,495	$20,951

Ratio of expenses to
average net assets:
Before expense
reimbursement/waiver	2.54	%(2)	2.95%	3.80%	3.26%	5.71%	1.94%
After expense
reimbursement/waiver	1.00	%(2)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment loss
to average net assets:
Before expense
reimbursement/waiver	(2.29	)%(2)	(2.65)%	(3.21)%	(2.67)%	(5.32)%	(1.37)%
After expense
reimbursement/waiver	(0.75	)%(2)	(0.70)%	(0.41)%	(0.41)%	(0.61)%	(0.43)%

Portfolio turnover rate	8	%(1)	33%	53%	30%	134%	40%

(1)	Not annualized.
(2)	Annualized.

See Notes to the Financial Statements

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited)
June 30, 2021

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The TorrayResolute Small/Mid Cap Growth Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund commenced operations on January 1, 2015. The Fund currently offers two classes of shares, the Investor Class and the Institutional Class. Investor Class shares are subject to a 0.25% distribution fee and each class of shares is subject to a shareholder servicing fee of up to 0.15%. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund.  Therefore, no federal income tax provision is required. As of and during the period ended June 30, 2021, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended June 30, 2021, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for the tax years prior to the period ended December 31, 2017.

Security Transactions and Investment Income — The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 —
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments — Investments in money market funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports of the Valuation Committee that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of June 30, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$15,330,819	$—	$—	$15,330,819
Short-Term Investment	574,651	—	—	574,651
Total Investments in Securities	$15,905,470	$—	$—	$15,905,470

Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Torray LLC (“Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement (“Agreement”) between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive its management fees and pay the Fund expenses in order to ensure that total annual operating expenses (excluding Rule 12b-1 fees, shareholder servicing plan fees, acquired fund fees and expenses, leverage/borrowing interest (including interest incurred in connection with bank and custody overdrafts), interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.00% of average daily net assets of the Fund. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such fee waiver and expense payment was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is in effect and cannot be terminated through April 30, 2026.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
July 2021 – December 2021	$108,442
January 2022 – December 2022	$240,174
January 2023 – December 2023	$235,661
January 2024 – June 2024	$119,020

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the Custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees incurred by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended June 30, 2021, are disclosed in the Statement of Operations.

5.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities. For the period ended June 30, 2021, the Investor Class incurred expenses of $1,693 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) where the Adviser acts as the shareholder agent, under which the Fund may pay a servicing fee at an annual rate of up to 0.15% of the average daily net assets of each class. Payments, if any, to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund. Payments may also be made directly to the intermediaries providing shareholder services. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended June 30, 2021, the Investor and Institutional Class did not incur any shareholder servicing fees.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Six Months Ended
	June 30, 2021	Year Ended
	(Unaudited)	December 31, 2020
Investor Class:
Shares sold	2,552	6,679
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(5,632)	(6,838)
Net decrease in Investor Class shares	(3,080)	(159)
Institutional Class:
Shares sold	1,263	32,503
Shares issued to holders in reinvestment of distributions	—	—
Shares redeemed	(17,012)	(55,307)
Net decrease in Institutional Class Shares	(15,749)	(22,804)
Net decrease in shares outstanding	(18,829)	(22,963)

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the period ended June 30, 2021, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$1,255,485	$1,722,553

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at December 31, 2020, the Fund’s most recent fiscal year end, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$6,211,446	$(62,397)	$6,149,049	$9,420,158

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of wash sale losses.

At December 31, 2020, the Fund’s most recent fiscal year end, components of distributable earnings on a tax-basis were as follows:

Undistributed	Other		Total
Ordinary	Accumulated	Unrealized	Distributable
Income	Losses	Appreciation	Earnings
$ —	$(502,619)	$6,149,049	$5,646,430

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Notes to the Financial Statements (Unaudited) – Continued
June 30, 2021

As of December 31, 2020, the Fund had $502,619 in short-term capital loss carryovers which will be permitted to be carried over for an unlimited period. During the year ended December 31, 2020, the Fund utilized $657,049 of short-term capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended December 31, 2020, the Fund does not plan to defer any qualified late year losses.

There were no distributions made by the Fund for the period ended June 30, 2021, and the year ended December 31, 2020.

9.  SECTOR RISK & GENERAL RISK

As of June 30, 2021, the Fund had a significant portion of its assets invested in the health care and information technology sectors. The health care sector may be more greatly impacted by adverse regulatory, political, legal and other changes affecting the issuers of such securities.  The information technology sector may be more sensitive to short product cycles, competition and more aggressive pricing than the overall market.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

10.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2021, Charles Schwab & Company, for the benefit of its customers, owned 25.20%, and Robert E. Torray Revocable Trust, an affiliated person of the Adviser, owned 60.56% of the outstanding shares of the Fund.

11.  RESULTS OF SPECIAL SHAREHOLDER MEETING

At a special meeting of the shareholders of the Fund (the “Special Meeting”) held on March 17, 2021, the shareholders approved a new investment advisory agreement (the “New Advisory Agreement”) between the Adviser and the Trust, on behalf of the Fund.  The New Advisory Agreement was approved by the Board and by shareholders of the Fund in anticipation of a change in ownership of the Adviser that would result in the termination of the previously effective investment advisory agreement between the Adviser and the Trust, on behalf of the Fund.  All Fund shareholders of record as of January 25, 2021 were entitled to vote at the Special Meeting.  As of the record date, the Fund had 751, 543 shares outstanding.  Of the 606,143 shares present in person or by proxy at the Special Meeting, all voted to approve the New Advisory Agreement.  There were no abstentions or votes against the proposal.  The New Advisory Agreement became effective upon the change in ownership of the Adviser that took place as a result of Robert Torray’s death on May 10, 2021.  At which time, Mr. Torray no longer held a controlling interest in the Adviser, and Nicholas Haffenreffer’s interest became a controlling interest in the Adviser.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Approval of Investment Advisory Agreement (Unaudited)

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 23-24, 2021, the Trust’s Board of Trustees (“Board”), each of whom were present virtually via video conference, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Torray, LLC (“Torray” or the “Adviser”) regarding the TorrayResolute Small/Mid Cap Growth Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 6, 2021, the Trustees received and considered information from Torray and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services provided by Torray with respect to the Fund; (2) the Fund’s historical performance; (3) the costs of the services provided by Torray and the profits realized by Torray with respect to services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Torray resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by a representative of Torray, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Torray set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Torray performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Torray provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions effected by Torray on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees considered the qualifications, experience and responsibilities of the portfolio manager to the Fund, who had been serving in that capacity since the Fund’s inception.  The Trustees also considered Torray’s resources and compliance structure, including information regarding its compliance program, its chief compliance officer and Torray’s compliance record.  The Trustees also considered

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued

Torray’s business plan with respect to the Fund.  The Trustees concluded that Torray has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Investment Advisory Agreement and that the nature, overall quality and extent of such management services continue to be satisfactory.

Fund Historical Performance and the Overall Performance of Torray. In assessing the quality of the portfolio management delivered by Torray, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to one or more appropriate benchmark indices, a composite of separately managed accounts managed in a substantially similar investment strategy to the Fund and the Fund’s peer funds according to Morningstar classifications.  When comparing the Fund’s performance against its Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer group.  The Trustees noted that the Fund had outperformed its peer group median over the year-to-date and one-year  periods ended October 31, 2020 but underperformed the peer group median over the three-year and five-year periods ended October 31, 2020. The Trustees also considered that the Fund had underperformed its peer group average over the year-to-date, one-year, three-year and five-year periods ended October 31, 2020. The Trustees also noted that the Fund had underperformed its primary benchmark over the year-to-date, one-year, three-year and five-year periods ended October 31, 2020 but outperformed its secondary benchmark over the same periods. The Trustees also considered that the Fund had achieved positive total returns at each reviewed period since the Fund’s inception. The Trustees observed that the Fund’s performance had been consistent with a composite of separately managed accounts managed by Torray.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to Torray under the Investment Advisory Agreement, as well as Torray’s profitability from services that Torray rendered to the Fund during the 12-month period ended September 30, 2020.  The Trustees also considered the effect of an expense limitation agreement on Torray’s compensation and that Torray has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus. In that regard, the Trustees  noted that Torray had waived its entire management fee during the 12-month period ended September 30, 2020.  Regarding management fees charged to separately managed accounts, the Trustees observed that the management fee Torray charges to separately managed accounts ranges above and below the management fee charged to the Fund and that Torray provides additional services such as board reporting to the Fund.  The Trustees concluded that Torray’s service relationship with the Fund has not been profitable. In that regard, the Trustees determined that Torray had adequate resources to support the portfolio management of the Fund and plans to grow assets in the Fund which may lead to the relationship being profitable for Torray. The Trustees also agreed to continue to review the Fund’s profitability as part of its annual review of the investment advisory contract with Torray.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar peer group.  The Trustees noted the Fund’s advisory fee was higher than the peer group median and average. The Trustees also took into account that the advisory fees borne by the Fund were within the range of that borne by funds in the peer group. The Trustees then considered that the total expenses of the Institutional Class of the Fund (after waivers and expense reimbursements) were above the peer group median but below the average, but that the total expenses of the Investor Class of the Fund (after waivers and expense reimbursements) were above the peer group median and average.  They also considered that when the peer group was limited to comparably-sized funds, the Fund’s management fee was above the peer group median and below the average. While recognizing that it is difficult to compare advisory fees since the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Torray’s advisory fee continues to be reasonable.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Approval of Investment Advisory Agreement (Unaudited) – Continued

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.  The Trustees also considered that Torray had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from the Adviser’s relationship with the Fund. The Trustees considered that Torray does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that Torray may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Torray does not receive additional material benefits from its relationship with the Fund.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Discussion of Liquidity Risk Management Program (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the TorrayResolute Small/Mid Cap Growth Fund (the “Fund”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Torray LLC (“Torray”) as the administrator of the Program (the “Program Administrator”). Personnel of Torray or its affiliates conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Program Administrator.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period January 1, 2020, through December 31, 2020 (the “Reporting Period”). No significant liquidity events impacting the Fund during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Torray manages and periodically reviews the Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. In the Report, Torray provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage the Fund’s liquidity risk and the Fund’ s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Program Administrator oversaw the classification of each of the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT.

The Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, the Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, the Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted that the Fund did not effect redemptions in-kind during the Reporting Period pursuant to the Program. The Report concluded: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Additional Information (Unaudited)
June 30, 2021

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-844-406-4960.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-844-406-4960. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-844-406-4960, or (2) on the SEC’s website at www.sec.gov.

TORRAYRESOLUTE SMALL/MID CAP GROWTH FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, credit union or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Torray LLC
7501 Wisconsin Avenue, Suite 750 W
Bethesda, MD 20814-6519

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP.
2005 Market Street, Suite 2600
Philadelphia, PA 19103

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-844-406-4960.

TT-SEMI

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Managed Portfolio Series

By (Signature and Title)*       /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    September 2, 2021

By (Signature and Title)*       /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    September 2, 2021

* Print the name and title of each signing officer under his or her signature.